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                                                                    Exhibit 99.2





                  Certification of Principal Financial Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Timothy A. Ebling, Executive Vice President, Chief Financial Officer, and Principal Accounting Officer of GB Holdings, Inc., GB Property Funding Corp., and Greate Bay Hotel and Casino, Inc. (collectively, the "Registrant") certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2002 of the Registrant (the "Report"):

         (3)      The Report fully complies with the requirements of Section 13
                  (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

   /s/ Timothy A. Ebling
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Name: Timothy A. Ebling

Date: August 14, 2002
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